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                                                                    Exhibit 99.1

                           LAMAR ADVERTISING COMPANY
                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

         The following sets forth the unaudited pro forma condensed consolidated statement of earnings (loss) for the year ended December 31, 1997 giving effect to the acquisitions of Penn Advertising, Inc. ("Penn") and National Advertising Company ("3M"), as if each had occurred on January 1, 1997. For purposes of the pro forma financial information, the statement of earnings of the Company for its fiscal year ended December 31, 1997 has been combined with the statements of earnings of Penn for the three months ended March 31, 1997 (the period prior to the acquisition) and the statement of revenues and direct expenses for the assets acquired in the 3M Acquisition for the six month period ended June 30, 1997.

         The unaudited pro forma condensed consolidated financial statement gives effect to each of the acquisitions under the purchase method of accounting. All references to share and per share information contained herein reflect the 3-for-2 split of shares of the Company's common stock effected by means of a 50% stock dividend paid on February 27, 1998.

         The unaudited pro forma condensed consolidated financial statement has been prepared by the Company's management. The unaudited pro forma data are not designed to represent and do not represent what the Company's results of operations or financial position would have been had the aforementioned transactions been completed on or as of the dates assumed, and are not intended to project the Company's results of operations for any future period or as of any future date.
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                           LAMAR ADVERTISING COMPANY
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
                          YEAR ENDED DECEMBER 31, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               Penn                                        3M         Pro Forma
                                                           Acquisition      Pro Forma                  Acquisition   Combined as
                                       Lamar      Penn     Adjustments      Combined       3M          Adjustments Adjusted for 3M
                                     ---------   -------   -----------      ---------   --------      ------------ ---------------
Revenues:
 Outdoor advertising, net .........  $ 200,508   $ 6,480    $  (639)(1)     $ 206,349   $ 10,560      $              $ 216,909
 Other income .....................        554        20         (4)(1)           570                                      570
                                     ---------   -------    -------         ---------   --------                     ---------

  Total net revenues ..............    201,062     6,500       (643)          206,919     10,560                       217,479
                                     ---------   -------    -------         ---------   --------                     ---------

 Direct advertising expenses ......     63,390     2,412        488(1)(2)      66,290      7,364         (1,539)(7)     72,115
 General and administrative
  expenses ........................     45,368     2,240     (1,195)(1)(2)     46,413        533           (533)(7)     46,413
 Depreciation and amortization ....     48,037       727      1,709(3)         50,473        738          3,817(8)      55,028
                                     ---------   -------    -------         ---------   --------      ---------      ---------

  Total operating expenses ........    156,795     5,379      1,002           163,176      8,635          1,745        173,556
                                     ---------   -------    -------         ---------   --------      ---------      ---------

Operating income ..................     44,267     1,121     (1,645)           43,743      1,925         (1,745)        43,923
                                     ---------   -------    -------         ---------   --------      ---------      ---------

Non-operating expense (income):
 Interest income ..................     (1,723)               1,045(1)(5)      (678)                                      (678)
 Interest expense .................     38,230       976        (93)(4)        39,113                     4,275(9)      43,388
 Loss (gain) on disposition of
  assets...........................        (15)                   3(1)            (12)                                     (12)
 Other expenses ...................        280       287       (287)(1)           280                                      280
                                     ---------   -------    -------         ---------                 ---------      ---------

  Total non-operating expense .....     36,772     1,263        668            38,703                     4,275         42,978
                                     ---------   -------    -------         ---------                 ---------      ---------

Earnings (loss) before income
  taxes ...........................      7,495      (142)    (2,313)            5,040      1,925         (6,020)           945

Income tax expense (benefit) ......      4,654       (50)      (483)(6)         4,121                    (1,638)(6)      2,483
                                     ---------   -------    -------         ---------   --------      ---------      ---------

Net earnings (loss) ...............  $   2,841   $   (92)    (1,830)        $     919   $  1,925      $  (4,382)     $  (1,538)
                                     =========   =======    =======         =========   ========      =========      =========

Preferred stock dividends..........       (365)                                  (365)                                    (365)
                                     ---------                              ---------                                ---------

Net earnings (loss) applicable to
 common stock......................      2,476                                    554                                   (1,903)
                                    ==========                             ==========                               ==========

Net earnings (loss) per
 common share - basic.............. $     0.05                             $     0.01                               $    (0.04)
                                    ==========                             ==========                               ==========

Net earnings (loss) per
 common share - diluted............ $     0.05                             $     0.01                               $    (0.04)
                                    ==========                             ==========                               ==========

Weighted average number of common
 shares outstanding................ 47,037,497                             47,037,497                               47,037,497
                                    ==========                             ==========                               ==========

Incremental common shares from
 dilutive stock options............    363,483                                363,483                                  363,483
                                    ==========                             ==========                               ==========

Weighted average number of common
 shares outstanding assuming
  dilution......................... 47,400,980                             47,400,980                               47,400,980
                                    ==========                             ==========                               ==========

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                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                             (dollars in thousands)


         For purposes of determining the pro forma effect of the Penn and 3M acquisitions on the Company's unaudited Condensed Consolidated Statement of Earnings (Loss) for the year ended December 31, 1997, the following adjustments have been made:

                                                                                   Year Ended
                                                                               December 31, 1997
                                                                               -----------------
   (1)  To reclassify amounts in order to conform to the
        Company's presentation:

           Outdoor advertising, net   . . . . . . . . . . . . . . . . . . .       $    (639)

           Other income   . . . . . . . . . . . . . . . . . . . . . . . . .              (4)
           Direct expenses  . . . . . . . . . . . . . . . . . . . . . . . .             559
           General and administrative expenses  . . . . . . . . . . . . . .            (914)
           Interest income  . . . . . . . . . . . . . . . . . . . . . . . .              (4)
           Loss on disposition of assets  . . . . . . . . . . . . . . . . .               3
           Other expenses   . . . . . . . . . . . . . . . . . . . . . . . .            (287)

   (2) To eliminate management fees charged by Penn's former parent company included in the historical financial statements that would not have existed had the transaction taken place in the beginning of the period:

           Direct expenses  . . . . . . . . . . . . . . . . . . . . . . . .             (71)
           General and administrative   . . . . . . . . . . . . . . . . . .            (281)

   (3)  Represents incremental amortization and
        depreciation due to the application of purchase
        accounting.  Depreciation and amortization are
        calculated using accelerated and straight line
        methods over the estimated useful lives of the
        assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,709

   (4)  Represents the net effect on interest expense
        resulting from (i) additional borrowings assumed in
        the acquisitions and (ii) the elimination of interest
        expense on debt not assumed in the acquisitions   . . . . . . . . .             (93)

   (5)  To eliminate interest income on the Company's
        historical financial statements that would
        not have existed had the Recent Acquisitions taken
        place at the beginning of the period  . . . . . . . . . . . . . . .           1,049

   (6) To record the tax effect on pro forma statements for:

        Penn Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . .            (483)
        3M Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,638)

   (7) To record (a) a decrease in payroll and payroll related costs in direct advertising and general and administrative expense categories due to the termination of employees in the following functions; and (b) the elimination of general corporate allocations not considered attributable to assets acquired as follows:

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
        Direct Advertising:
           Elimination of production and sales overhead functions
              and corporate overhead allocations  . . . . . . . . . . . . .          (1,053)
           Elimination of national sales and marketing costs  . . . . . . .            (486)
                                                                                  ---------
              Total direct advertising  . . . . . . . . . . . . . . . . . .          (1,539)
                                                                                  =========

        General and Administrative:
           Elimination of national office function, accounting
              and administrative personnel and corporate
              allocations   . . . . . . . . . . . . . . . . . . . . . . . .            (533)
                                                                                  =========

   (8)  Represents incremental amortization and depreciation due to the application of purchase accounting in recording the 3M
        Acquisition   . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,817
                                                                                  =========

   (9)  Represents the incremental interest expense resulting from the borrowing of $114 million used to finance the 3M
        Acquisition, as if the transaction had taken place at the
        beginning of the period   . . . . . . . . . . . . . . . . . . . . .           4,275
                                                                                  =========